Fees Summary	Dec. 02, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0
Total Fee Amount	340,185.94
Total Transaction Valuation	2,463,330,459
Total Offset Amount	0
Net Fee	$ 340,185.94